MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

NEW YORK MUNICIPAL BOND FUND

FILE # 811-4375

ATTACHMENT 770

TRADE DATE	DESCRIPTION OF SECURITY	AMOUNT PURCHASED	ISSUE SIZE	LIST OF UNDERWRITERS
11/3/2005	Empire State Development Corp 5% 11/15/35	3,000,000	700,000,000

UBS Financial Services

Merrill Lynch

Morgan Stanley

Bear Stearns

Citigroup Global Mkts

Goldman Sachs

First Albany Capital

J.P. Morgan

Lehman Brothers

M.R. Beal & Co.

Ramirez & Co.

Raymond James

Roosevelt & Cross

Advest

A.G. Edwards

Banc of America

Jackson Sec.

Siebert Brandford

11/18/2005	NYS Dorm Authority Personal Income Tax 5% 3/15/35	1,300,000	836,185,000

Bear Stearns

Lehman Brothers

Citigroup

First Albany Capital

J.P. Morgan

Merrill Lynch

Morgan Stanley

UBS Financial

Advest

Banc of America

Commerce Capital

Jackson Sec

LaSalle Financial

Ramirez & Co.

Raymond James

RBC Capital Markets

Roosevelt & Cross

Siebert Brandford

Wachovia Bank

12/12/2005	Puerto Rico Municipal Finance Agency 5.25% 8/1/23	1,000,000	730,835,000	Banc of America Morgan Stanley Ramirez & Co Citigroup Goldman Sachs JP Morgan Lehman Brothers Merrill Lynch Raymond James Wachovia Bank
3/10/2006	Long Island Power Authority	1,000,000	950,000,000

A.G. Edwards

Citigroup Global Mkts

David Lerner Associates

First Albany Capital

Jackson Securities

J.P. Morgan

KeyBanc Capital Mkts

LaSalle Financial

Merrill Lynch

M.R. Beal & Co.

Prager, Sealy * Co.

Ramirez & Co.

Raymond James

RBC Capital

Roosevelt & Cross

Siebert Brandford Shank

Wachovia Bank

3/10/2006	Long Island Power Authority	1,000,000	950,000,000

A.G. Edwards

Citigroup Global Mkts

David Lerner Associates

First Albany Capital

Jackson Securities

J.P. Morgan

KeyBanc Capital Mkts

LaSalle Financial

Merrill Lynch

M.R. Beal & Co.

Prager, Sealy * Co.

Ramirez & Co.

Raymond James

RBC Capital

Roosevelt & Cross

Siebert Brandford Shank

Wachovia Bank

3/15/2006	Puerto Rico Convention Ctr	1,500,000	468,800,000	Lehman Brothers Banc of America Merrill Lynch Citigroup Global Morgan Stanley Goldman Sachs Raymond James J.P. Morgan Ramirez & Co. Wachovia Bank